Earnings per share ("EPS")	12 Months Ended
Dec. 31, 2019
Earnings per share ("EPS") [Abstract]
Earnings per share ("EPS")
Note 5 – Earnings per share (“EPS”)

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted shares using the treasury stock method.

For the year ended December 31, 2017, the Company had an increase in earnings per share resulting from the assumption that convertible instruments are converted; thus, any effect of common stock equivalents outstanding would be antidilutive. Antidilutive potential common shares are disregarded in the calculation of diluted EPS. The following potential ordinary shares are antidilutive and therefore excluded from the weighted average number of ordinary shares for the purpose of diluted earnings per share: convertible instruments: 17,282,925 shares.

The components of the calculation of basic EPS and diluted EPS are as follows:

(Dollars in thousands)	2019	2018	2017
Profit/(loss) for the period used for calculation of EPS - basic	$73,679	$(46,927)	$6,602
Interest and amortization on the convertible notes	$12,177	$-	$-
Profit/(loss) for the period used for calculation of EPS - dilutive	$85,856	$(46,927)	$6,602

Basic earnings per share:
Weighted average shares outstanding - basic	143,437,164	143,429,610	124,536,338

Diluted earnings per share:
Weighted average shares outstanding - basic	143,437,164	143,429,610	124,536,338
Dilutive equity awards	133,342	5,311	-
Dilutive shares related to convertible notes	24,589,370	-	-
Weighted average shares outstanding - dilutive	168,159,876	143,434,921	124,536,338